Exhibit 99.2


                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350
                        AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying quarterly report of Liteglow Industries, Inc, (the "Company") on Form 10-QSB for the quarter ending September 30, 2002, as filed with the Securities and Exchange commission on the date hereof (the"Report"), I, Michael Krumholz, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.



By:  /s/  Michael Krumholz
   -----------------------------
Name: Michael Krumholz


Date:  October 31, 2002